Semiannual Report

Health
Sciences
Fund

June 30, 2002


T. Rowe Price(registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Health Sciences Fund

o A risk-averse market and weak company earnings combined to batter the health care sector during the past six months.

o No true health care fund could avoid a loss during the past six months, but the fund avoided the worst of the bear market in our sector.

o Biotechs and pharmaceuticals lagged, while health care service providers produced the best results by far.

o We believe the groundwork is being laid now for a rebound in the hardest-hit health care stocks.


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Fellow Shareholders

The health sciences marketplace endured an extremely difficult six-month period, reflecting a time of deep investor discomfort. Evidence of corporate misconduct, including suspected accounting fraud at telecom firm WorldCom and an insider-trading investigation at biotech Imclone Systems, undermined investor faith generally but especially in the higher-growth, higher-risk areas of the market. Earnings reports within pharmaceuticals and biotechnology-the two mainstay industries in the sector-were troubled. Finally, several adverse regulatory decisions reinforced investors' views that regulatory risk remains high.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------

Health Sciences Fund                               -21.81%              -19.38%

S&P 500 Stock Index                                -13.16               -17.99

Lipper Health/Biotechnology
Funds Index                                        -20.77               -22.17


Given the highly negative environment, it was impossible for a health sciences fund to stay true to its charter and avoid losses, as is clear from six-month results. Returns for the full year were also largely dictated by this recent period. Six-month results were in keeping with our Lipper Index. However, many competitors fared worse during this bear market, as reflected in the -24.97% six-month returns for the Lipper Health/Biotechnology Funds Average, which incorporates the entire universe of our competitors. Throughout the year, the fund has done a better job than its peer group at minimizing the decline without abandoning its core investment strategy (the Lipper Average produced a -26.00% one-year return). Our efforts to reduce risk by balancing volatile biotech companies with steadier health care service providers aided results, and generally good stock selection left us confident in the potential of our portfolio.


MARKET AND PORTFOLIO REVIEW

In an environment of weak economic growth, corporate scandal, and global military tension, investors have become increasingly intolerant of risk. Historically, leading health care companies, especially the large-cap pharmaceuticals, were perceived as low risk because of their profitability. In the last 12 months, however, several trends have converged to batter the business environment for drug companies. The Food and Drug Administration (FDA) has become materially more cautious in its oversight, slowing the new drug approval process. In addition, there has been a lot of media attention and political pressure on drug prices, not to mention lawsuits, particularly at the state level.


Sector Diversification
--------------------------------------------------------------------------------

                                                  12/31/01              6/30/02
--------------------------------------------------------------------------------

Biotechnology                                         43.1%                34.4%

Pharmaceuticals                                       28.8                 24.8

Life Sciences                                          5.8                  1.9

Products and Devices                                   4.8                  7.0

Services                                              18.1                 31.4

Options                                               -1.6                 -1.2

Reserves                                               1.0                  1.7
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%


More important, the drug companies are suffering from declining productivity-the relationship between total research and development spending and the number of successful new drugs. Research costs are enormous-Pfizer alone spends $5 billion per year-and the number of breakthrough drugs has dwindled. Currently, nine of every 10 drugs in early development fail. Patent protection for successful drugs allows companies to recoup their costs, but a significant number of high-profile drug patents have expired or are about to, exposing them to increasingly aggressive competition from generics. This combination of problems has hit growth and profits hard. Four of the largest seven pharmaceuticals have warned of lower or even no earnings per share growth in the next year or two.

We've responded by modestly underweighting large-cap pharmaceuticals compared with our peer group average. Still, considering the size and potential of this industry, we continued to keep a substantial weighting here, notably in large positions in Pfizer, Wyeth, and Pharmacia. We have confidence that these companies offer the best opportunity to improve productivity and earnings going forward, and in fact, each held up significantly better than its industry during the six months. These three companies accounted for more than 12% of assets.


Biotechnology

Market activity was also damaging to our biotechnology stake, which is considerably larger than our peer group's average position. Biotech remains a key component of our long-term strategy. Experience shows that once these smaller firms launch their first or second successful drug, the payoff is tremendous. We have seen this already with companies like MedImmune, IDEC Pharmaceuticals, and Gilead Sciences.

Biotech stocks are inherently riskier, and they have been very unpopular in this risk-averse atmosphere. The AMEX Biotech Index lost nearly 40% in just this past six months. The FDA's current cautious stance is even more problematic for biotechs than for the drug companies since biotech product lines are usually limited. In addition, there have been some disappointments with high-profile drugs that ultimately didn't prove effective. However, the market is treating these stocks monolithically, whereas there are significant differences among the companies and their prospects.


Health Care Sector Industry Results
--------------------------------------------------------------------------------

One year ended 6/30/02

Wilshire 5000 Health Index                                      -16.3

Providers & Service                                               9.2

Products & Devices                                               -7.2

Pharmaceuiticals                                                -17.7

Biotechnology                                                   -44.4


Several companies have potentially very positive events in the next 12 to 18 months. MedImmune is waiting for FDA approval to market FluMist, an intranasal flu vaccine, before the 2002 flu season. Genentech is in phase III (human) testing for Avastin, a metastatic breast and colon cancer treatment. Amgen may be able to defend its patents for Epogen and is also expected to launch Aranesp soon. Aranesp has been approved for renal disease but may offer a larger opportunity as a treatment for chemotherapy-induced anemia. Approval for that use seems imminent.

Most of these companies already have at least one successful product, and adding another could result in a period of very good earnings growth. In addition, stock valuations are very attractive throughout the industry, which could be setting the stage for a turnaround. During the six months, our individual positions held up significantly better than the industry as a whole, which builds our confidence that our research process will help us find and benefit from winners in this industry.


Services and Devices

Given the volatility in health care, we strive to maintain positions in areas where earnings growth is more stable. The services sector has fit this bill recently, offering both the most attractive earnings picture and the best performance by far. The trend represents a remarkable comeback after a rough spell from late 1997 to late 1999 when government encroachment deeply depressed valuations. Although these companies ultimately have a limited upside, they have proved invaluable at trimming our losses. We've been overweight in this segment, largely by focusing on leading firms UnitedHealth Group, Anthem, and Wellpoint Health Networks.

Medical devices continued to be the lowest exposure in the portfolio, representing a significant underweighting. However, devices could prove an exciting area over coming years if a couple of inventions come to fruition. One is the drug-coated stent, which is put in coronary arteries to slow or prevent restenosis-the reclosing of a formerly clogged artery that was originally opened via a balloon or uncoated metal stent. This would benefit companies like Johnson & Johnson and Boston Scientific. Another promising device is the ICD (implantable coronary defibrillator) for people at risk of sudden death from asymmetric arrhythmia following a heart attack and, in the future, perhaps for people with congestive heart failure. We are investigating companies standing to benefit, such as Medtronic.


OUTLOOK

Recent results have tested our patience, yet we remain optimistic on the sector's long-term prospects. It is the nature of individual market sectors to fluctuate significantly, and that is especially the case for this sector, which is populated by high-growth, high-risk investments. The key, in our view, is to conduct rigorous independent research to identify those companies with the products and earnings potential to perform best in the downdraft and to lead a recovery.

We believe the groundwork is being laid now for a rebound in the hardest-hit health care stocks. The scientific progress being made today suggests strongly that we will have better medicines for the many diseases for which we now lack effective therapies. Unless the government stifles innovation, rapid advances in science and drug breakthroughs should continue. While troubling in the short run, we don't believe politics are a long-term threat, because there's a widespread understanding that the industry has substantially improved people's lives.

Respectfully submitted,


Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee


John H. Laporte
Vice president
July 15, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------

UnitedHealth Group                                                6.2%
Pfizer                                                            5.4
Wyeth                                                             4.7
Anthem                                                            4.6
Cephalon                                                          4.4
--------------------------------------------------------------------------------
Trimeris                                                          3.9
Tenet Healthcare                                                  3.8
Allergan                                                          3.6
Laboratory Corporation of America                                 3.4
MedImmune                                                         3.3
--------------------------------------------------------------------------------
Gilead Sciences                                                   3.1
Pharmacia                                                         2.7
Omnicare                                                          2.5
Wellpoint Health Networks                                         2.4
Baxter International                                              2.0
--------------------------------------------------------------------------------
Genentech                                                         2.0
HCA                                                               1.9
AmerisourceBergen                                                 1.7
Alkermes                                                          1.7
Eli Lilly                                                         1.6
--------------------------------------------------------------------------------
Advanced Neuromodulation Systems                                  1.5
IDEC Pharmaceuticals                                              1.5
OSI Pharmaceuticals                                               1.3
Amgen                                                             1.3
Neurocrine Biosciences                                            1.2
--------------------------------------------------------------------------------
Total                                                            71.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------

UnitedHealth Group                                                 19(cents)
Wellpoint Health Networks                                          12
Anthem                                                             11
Laboratory Corporation of America                                  10
Tenet Healthcare                                                    7
HCA                                                                 5
AmerisourceBergen                                                   4
Omnicare                                                            3
Noven Pharmaceuticals                                               3
Gilead Sciences                                                     3

Total                                                              77(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

Cephalon                                                          -37(cents)
MedImmune                                                          31
NPS Pharmaceuticals                                                26
King Pharmaceuticals                                               22
Sepracor                                                           21
CV Therapeutics                                                    18
Biovail**                                                          16
Cubist Pharmaceuticals                                             15
Imclone Systems                                                    15
OSI Pharmaceuticals                                                15

Total                                                            -216(cents)



12 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------

UnitedHealth Group                                                 29(cents)
Wellpoint Health Networks                                          21
Anthem*                                                            15
Laboratory Corporation of America                                  14
Gilead Sciences                                                    13
Tenet Healthcare*                                                  10
AmerisourceBergen                                                   9
Aviron**                                                            5
Omnicare                                                            4
Waters Corporation                                                  3

Total                                                             123(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------

MedImmune                                                         -31(cents)
NPS Pharmaceuticals                                                26
Cephalon                                                           24
ViroPharma                                                         22
Alkermes                                                           19
OSI Pharmaceuticals                                                17
Invitrogen                                                         16
King Pharmaceuticals                                               16
Abgenix                                                            15
Cubist Pharmaceuticals                                             15

Total                                                            -201(cents)

 *   Position added
**   Position eliminated



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

As of 6/30/02

                           S&P 500                   Health Sciences
                           Index                     Fund

12/29/1995                 $10,000                   $10,000
6/30/96                    $11,010                   $12,020
6/30/97                    $14,830                   $14,153
6/30/98                    $19,303                   $16,665
6/30/99                    $23,696                   $18,407
6/30/00                    $25,412                   $27,079
6/30/01                    $21,644                   $27,758
6/30/02                    $17,750                   $22,378



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
6/30/02           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Health Sciences
Fund             -19.38%        6.73%       9.60%      13.19%   12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


              6 Months        Year
                 Ended       Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE

Beginning of
period         $  20.08   $  21.70   $  15.93   $  16.01   $  13.66   $  12.27

Investment activities

  Net investment
  income (loss)   (0.06)     (0.11)     (0.03)     (0.04)     (0.04)     (0.03)

  Net realized
  and unrealized
  gain (loss)     (4.32)     (1.20)      8.28       1.22       3.05       2.39

  Total from
  investment
  activities      (4.38)     (1.31)      8.25       1.18       3.01       2.36

Distributions

  Net realized
  gain               --      (0.31)     (2.48)     (1.26)     (0.66)     (0.97)


NET ASSET VALUE

End of
period         $  15.70   $  20.08   $  21.70   $  15.93   $  16.01   $  13.66
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total
return^          (21.81)%    (5.97)%    52.19%      7.97%     22.37%     19.41%

Ratio of total
expenses to
average
net assets     1.01%!         1.02%      0.98%      1.11%      1.16%      1.18%

Ratio of net
investment income
(loss) to average
net assets       (0.64)%!    (0.60)%   (0.22)%    (0.25)%    (0.25)%    (0.21)%

Portfolio
turnover
rate              71.0%!     74.6%     110.6%      81.9%      85.7%     104.4%

Net assets,
end of period
(in thousands) $763,078   $960,787   $971,867   $302,510   $316,573   $271,351


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Statement of Net Assets                             Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  99.2%

SERVICES  30.0%

Payors  13.3%

Anthem *                                           525,000      $        35,427
UnitedHealth Group !!                              515,000               47,148
Wellpoint Health Networks *                        240,000               18,675
                                                                        101,250


Providers  7.2%

Davita *                                           125,000                2,975
HCA                                                300,000               14,250
Tenet Healthcare *                                 410,000               29,336
Triad Hospitals *                                  200,000                8,476
                                                                         55,037


Distribution  6.1%

AmerisourceBergen                                  175,000               13,300
Cardinal Health                                    137,700                8,456
Omnicare                                           725,000               19,038
Patterson Dental *                                 120,000                6,040
                                                                         46,834


Other Services  3.4%

Laboratory Corporation of America *                565,000               25,792
                                                                         25,792

Total Services                                                          228,913


PRODUCTS & DEVICES  6.1%

Implants  6.1%

Advanced Neuromodulation Systems *                 375,000               11,438
Aspect Medical Systems *                           485,000                1,843
Baxter International                               350,000               15,557
Boston Scientific *                                175,000                5,131
EPIX Medical *                                     341,400                3,602
Fischer Imaging *!                                 475,000                4,040
Guidant *                                          175,000                5,290

Total Products & Devices                                                 46,901


PHARMACEUTICALS  24.3%

U.S. Major - Pharmaceutical  22.8%

Abbott Laboratories                                175,000      $         6,589
Allergan                                           410,000               27,367
Eli Lilly                                          210,000               11,844
Forest Laboratories *                              130,000                9,204
Johnson & Johnson                                  125,000                6,532
King Pharmaceuticals *                              50,001                1,113
Noven Pharmaceuticals *                            175,000                4,462
Pfizer !!                                        1,175,000               41,125
Pharmacia                                          560,000               20,972
Teva Pharmaceutical ADR                            115,000                7,680
Women First Healthcare *                           150,000                1,170
Wyeth                                              700,000               35,840
                                                                        173,898


International Pharmaceutical  1.5%

Fujisawa Pharmaceutical (JPY)                      100,000                2,394
Sanofi-Synthelabo (EUR)                            145,000                8,805
                                                                         11,199

Total Pharmaceuticals                                                   185,097


BIOTECHNOLOGY  33.0%

U.S. Major - Biotechnology  29.5%

Abgenix *                                          410,000                4,018
Alkermes *                                         810,700               12,979
Amgen *                                            230,000                9,632
Biogen *                                            61,000                2,527
Cephalon *                                        740,0001               33,448
CV Therapeutics *                                  250,000                4,655
Genentech *                                        455,000               15,242
Gilead Sciences *                                  720,000               23,674
Human Genome Sciences *                            220,000                2,948
IDEC Pharmaceuticals *                             315,000               11,167
Imclone Systems *                                  410,000                3,565
Medicines Company *                                625,000                7,706
MedImmune *                                        940,000               24,816
Neurocrine Biosciences *                           326,600                9,357
NPS Pharmaceuticals *                              565,000      $         8,656
OSI Pharmaceuticals *                              405,000                9,728
Protein Design Labs *                              175,000                1,900
Sepracor *                                         134,400                1,284
Transkaryotic Therapies *                          100,000                3,605
Trimeris *                                         665,500               29,542
Vertex Pharmaceuticals *                           300,000                4,884
                                                                        225,333


Other Biotechnology  3.5%

Cubist Pharmaceuticals *                           317,200                2,985
Deltagen *                                         825,000                2,021
DURECT *                                           250,000                2,000
Exelixis *                                         400,000                3,012
Guilford Pharmaceuticals *                         491,244                3,704
InKine Pharmaceutical *                            175,000                  149
Insmed, Warrants *+                                250,048                    0
Ligand Pharmaceuticals *                            50,000                  725
Regeneron Pharmaceuticals *                        150,000                2,177
Serologicals *                                      15,000                  274
Telik *                                            300,000                3,750
Triangle Pharmaceuticals *                         475,000                1,287
Versicor *                                         340,000                4,573
ViroPharma *                                       180,000                  257
                                                                         26,914

Total Biotechnology                                                     252,247


LIFE SCIENCES  1.9%

Life Sciences  1.9%

Invitrogen *                                        35,000                1,120
Symyx Technologies *                               504,300                7,020
Waters Corporation *                               250,000                6,675

Total Life Sciences                                                      14,815

Total Miscellaneous Common Stocks  3.5%                                  26,660


Preferred Stocks  0.4%

Advanced Medicine, Series D *+                     264,454      $         2,380
Doubletwist, Series D, Pfd. *+                     846,804                  319

Total Preferred Stocks                                                    2,699

Total Common Stocks (Cost  $807,701)                                    757,332


Convertible Preferred Stocks  0.3%

Control Delivery Systems,
Series A, Cv. Pfd., 8.00% *+                        37,216                2,000

Total Convertible Preferred Stocks (Cost  $2,000)                         2,000


Options Written  (1.5%)

Abbot Laboratories
  Call, 7/20/02 @ $50 *                               (500)                  (5)
  Put, 1/18/03 @ $65 *                                (600)              (1,650)

Accredo Health, Call, 7/20/02 @ $60 *                 (700)                 (10)

Allergan
  Call, 7/20/02 @ $65 *                             (1,000)                (313)
  Call, 7/20/02 @ $75 *                               (500)                  (6)

AmerisourceBergen
  Put, 11/16/02 @ $80 *                               (100)                 (81)
  Put, 1/18/03 @ $80 *                                (250)                (229)

Amgen, Call, 8/17/02 @ $47.50 *                     (2,300)                (236)

Biogen, Put, 10/19/02 @ $50 *                         (490)                (495)

Cehphalon
  Call, 8/17/02 @ $60 *                             (1,000)                 (37)
  Call, 7/20/02 @ $55 *                             (1,500)                 (45)
  Call, 7/20/02 @ $50 *                               (500)                 (55)

Cubist Pharmaceuticals, Put, 8/17/02 @ $30 *            (1)                  (2)

Eli Lilly
  Call, 7/20/02 @ $60 *                               (350)                 (25)
  Call, 10/19/02 @ $65 *                            (1,750)                (192)

Genentech
  Call, 7/20/02 @ $40 *                             (1,000)                 (60)
  Call, 9/21/02 @ $45 *                             (1,000)                (105)


Gilead Sciences
  Call, 8/17/02 @ $42.50 *                          (1,350)     $           (71)
  Call, 8/17/02 @ $45 *                             (1,000)                 (30)

HCA, Put, 1/18/03 @ $50 *                           (1,000)                (535)

IDEC Pharmaceuticals, Call,
  10/19/02 @ $50 *                                  (2,500)                (950)

Imclone Systems
  Call, 7/20/02 @ $15 *                               (295)                  (4)
  Call, 8/17/02 @ $22.50 *                          (1,127)                 (14)

Johnson & Johnson
  Call, 7/20/02 @ $65 *                               (750)                  (3)
  Put, 1/18/03 @ $70 *                                (250)                (445)

Medimmune
  Call, 7/20/02 @ $25 *                             (1,000)                (400)
  Call, 8/17/02 @ $30 *                             (3,000)                (660)

Pharmacia, Put, 1/18/03 @ $50 *                     (3,000)              (3,855)

Tenet Healthcare
  Call, 8/17/02 @ $75 *                               (500)                (128)
  Put, 8/17/02 @ $75 *                                (250)                (145)
  Put, 1/18/03 @ $80 *                                (500)                (587)

Total Options Written (Cost  $(9,845))                                  (11,373)


Options Purchased  0.3%

Amgen, Put, 10/19/02 @ $40 *                         1,000                  380
Eli Lilly, Put, 8/17/02 @ $60 *                      1,000                  343
Genentech, Put, 8/17/02 @ $30 *                      2,000                  330
Idec Pharmaceuticals, Put, 7/20/02 @ $45 *             500                  502
Imclone Systems, Put, 8/17/02 @ $12.50 *             1,000                  450
Medimmune, Put, 7/20/02 @ $25 *                      2,500                  519

Total Options Purchased (Cost  $2,209)                                    2,524


Short-Term Investments  1.4%

Money Market Funds  1.4%

T. Rowe Price Reserve
Investment Fund, 1.95% #                        10,288,526               10,288

Total Short-Term
Investments (Cost  $10,288)                                              10,288


Total Investments in Securities
99.7% of Net Assets (Cost $812,353)                             $       760,771


Other Assets Less Liabilities                                             2,307

NET ASSETS                                                       $       763,078
                                                                 ---------------

Net Assets Consist of:

Undistributed net
investment income
(loss)                                                          $        (2,794)

Undistributed net
realized gain (loss)                                                    (45,020)

Net unrealized
gain (loss)                                                             (51,582)

Paid-in-capital applicable to
48,602,876 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares authorized                                         862,474

NET ASSETS                                                      $       763,078
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         15.70
                                                                ---------------


       #  Seven-day yield

       *  Non-income producing

       ! Affiliated company, as defined by the Investment Company Act of 1940, as a result of the fund's ownership of at least 5% of the company's outstanding voting securities.

       + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $4,699 and represents 0.6% of net assets

      !! All or a portion of this security is pledged to cover written call options at June 30, 2002.

     ADR  American Depository Receipts

     EUR  Euro

     JPY  Japanese yen


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

Income
  Dividend                                                 $    1,433
  Interest                                                        189
  Total income                                                  1,622

Expenses
  Investment management                                         2,943
  Shareholder servicing                                         1,211
  Prospectus and shareholder reports                              128
  Custody and accounting                                           75
  Proxy and annual meeting                                         47
  Registration                                                     32
  Legal and audit                                                   8
  Directors                                                         5
  Total expenses                                                4,449
  Expenses paid indirectly                                        (33)
  Net expenses                                                  4,416
Net investment income (loss)                                   (2,794)


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                  (47,224)
  Written options                                              13,621
  Foreign currency transactions                                   (10)
  Net realized gain (loss)                                    (33,613)

Change in net unrealized gain (loss)
  Securities                                                 (173,257)
  Written options                                              (5,072)
  Other assets and liabilities
  denominated in foreign currencies                                13
  Change in net unrealized gain (loss)                       (178,316)
Net realized and unrealized gain (loss)                      (211,929)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (214,723)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        (2,794)     $        (5,047)

  Net realized
  gain (loss)                                      (33,613)             (11,006)

  Change in net
  unrealized
  gain (loss)                                     (178,316)             (43,249)

  Increase (decrease)
  in net assets
  from operations                                 (214,723)             (59,302)


Distributions to shareholders

  Net realized gain                                     --              (14,447)


Capital share transactions *

  Shares sold                                      150,775              322,278

  Distributions reinvested                              --               14,071

  Shares redeemed                                 (133,761)            (273,680)

  Increase (decrease)
  in net assets
  from capital share
  transactions                                      17,014               62,669


Net Assets

Increase (decrease)
during period                                     (197,709)             (11,080)

Beginning of period                                960,787              971,867

End of period                              $       763,078      $       960,787
                                           -------------------------------------


*Share information

  Shares sold                                        8,198               17,149

  Distributions reinvested                              --                  735

  Shares redeemed                                   (7,440)             (14,826)

  Increase (decrease)
  in shares outstanding                                758                3,058


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Health Sciences Fund , Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options, are valued at the mean of the closing bid and ask prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $33,000 and $0, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the six months ended June 30, 2002, were as follows:


--------------------------------------------------------------------------------
                                                 Number of
                                                 Contracts             Premiums

Outstanding at beginning
of period                                           36,000      $    19,690,000

Written                                            129,000           44,384,000

Exercised                                           (2,000)          (2,822,000)

Expired                                            (18,000)          (2,637,000)

Closed                                            (115,000)         (48,770,000)

Outstanding at end
of period                                           30,000      $     9,845,000
                                                  ------------------------------


     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $325,979,000 and $313,176,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOMETAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $43,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $9,998,000 of unused capital loss carryforwards, of which $9,998,000 expire in 2009.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $812,353,000. Net unrealized loss aggregated $51,582,000 at period-end, of which $98,755,000 related to appreciated investments and $150,337,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $434,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $843,000 for the six months ended June 30, 2002, of which $141,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2002, the fund was charged $15,000 for shareholder servicing costs related to the college savings plans, of which $13,000 was for services provided by Price and $1,000 was payable at period-end. At June 30, 2002, approximately 0.5% of the outstanding shares of the fund were held by college savings plans.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $189,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1995
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1995                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1995                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1995
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1995                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------


Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of
T. Rowe Price                   Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
John H. Laporte                 Director, T. Rowe Price Group, Inc.; Vice
(7/26/45)                       President, T. Rowe Price and Health Sciences
1995                            Fund
[15]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1995                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Health Sciences Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1995                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited
                                and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



T. Rowe Price Health Sciences Fund
--------------------------------------------------------------------------------

Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Laurie M. Bertner (10/8/77)             Vice President, T. Rowe Price; Emory
Vice President, Health Sciences Fund    University, Atlanta (to 2000)
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Health Sciences Fund         Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Health Sciences Fund    Price Group, Inc.; Vice President,
                                        T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
--------------------------------------------------------------------------------
Kris H. Jenner (2/5/62)                 Vice President, T. Rowe Price and
President, Health Sciences Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Susan J. Klein (4/18/50)                Vice President, T. Rowe Price
Vice President, Health Sciences Fund
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Christopher R. Leonard (1/11/73)        Vice President, T. Rowe Price
Vice President, Health Sciences Fund
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Health Sciences Fund         and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Health Sciences Fund        Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Health Sciences Fund    T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
John Carl A. Sherman (9/3/72)           Vice President, T. Rowe Price
Vice President, Health Sciences Fund    International, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark)) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


     INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)
     No-Load Variable Annuities
     Small Business Retirement Plans


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.



     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------


College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses. We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------


Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.


     * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------


STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202
                                                                F10-051  6/30/02